Exhibit 99.1

Processa Pharmaceuticals Announces Key Leadership Appointments

VERO BEACH, FL, November 4, 2026 – Processa Pharmaceuticals, Inc. (Nasdaq: PCSA) (“Processa” or the “Company”), a clinical-stage pharmaceutical company advancing differentiated therapeutic programs for immunological and inflammatory diseases, today announced key leadership appointments to support the Company’s next phase of growth:

•	Gregory J. Flesher, Chief Operating Officer
•	Craig Coburn, Ph.D., Executive Vice President, Head of Research
•	Ashley Hall, J.D., Executive Vice President, Development
•	Michael P. Cruse, Executive Vice President, Business Operations

“As we advance our Bruton’s tyrosine kinase inhibitor VT-7208 across multiple immune-mediated diseases and continue to expand our pipeline, we are excited to be building the leadership team for Processa’s next stage of growth,” said Sheila Gujrathi, M.D., Executive Chair of the Processa Board of Directors. “Greg is an accomplished biotechnology executive who will play a central role in leading the company forward, while Craig, Ashley, and Mike bring deep and complementary experience across research, development and operations. Craig also brings a unique connection to our lead program as one of the scientists who helped invent VT-7208. Together, this is a highly experienced team with the capabilities to move quickly, execute with discipline and deliver on the opportunity ahead.”

The appointments follow Processa’s July 2026 acquisition of Vidya Therapeutics in a sign-and-close reverse merger and concurrent private placement financing of approximately $200 million, which established the foundation for the Company’s current clinical and pipeline strategy. Processa is advancing VT-7208, a next-generation, CNS-penetrant, once-daily oral Bruton’s tyrosine kinase inhibitor (BTKi), across planned Phase 2 proof-of-concept programs in food allergy, chronic spontaneous urticaria (CSU) and relapsing multiple sclerosis.

More recently, the Company announced FDA clearance of the investigational new drug (IND) application for the planned Phase 2 study of VT-7208 in CSU, and a research collaboration and exclusive option agreement with Generian Pharmaceuticals to advance a preclinical oral neonatal Fc receptor (FcRn) antagonist program.

ABOUT THE APPOINTEES

Gregory J. Flesher, Chief Operating Officer
Mr. Flesher brings more than 25 years of biopharmaceutical industry leadership experience across company building, capital markets, business development, operations and clinical development. He previously served as Chief Executive Officer of Ambros Therapeutics, Reneo Pharmaceuticals and Novus Therapeutics. Earlier in his career, he held senior roles at Avanir Pharmaceuticals, InterMune, Amgen and Eli Lilly.

Craig Coburn, Ph.D., Executive Vice President, Head of Research
Dr. Coburn brings more than 30 years of medicinal chemistry and drug discovery experience. He has served as a scientific advisor to Vidya Therapeutics since 2024 and most recently served as Senior Vice President, Head of Chemistry for Pioneering Medicines at Flagship Pioneering. Previously, he held senior research roles at Trotana Therapeutics, Gossamer Bio and Silverback Therapeutics and spent the first 20 years of his career at Merck Research Laboratories.

Ashley Hall, J.D., Executive Vice President, Development
Ms. Hall is an experienced biopharmaceutical development and regulatory leader. She most recently served as Chief Development Officer of Structure Therapeutics and previously held the same role at Reneo Pharmaceuticals. Earlier, she held senior development and regulatory positions at Esperion Therapeutics, Amgen, Micromet and MedImmune, including work supporting the development and regulatory programs for NEXLETOL®, NEXLIZET® and REPATHA®.

Michael P. Cruse, Executive Vice President, Business Operations
Mr. Cruse brings more than 20 years of operational leadership experience across biotechnology and pharmaceutical companies. He most recently served as Chief Operating Officer of Ambros Therapeutics and, before that, as Chief Operating Officer of Reneo Pharmaceuticals after serving as Senior Vice President of Corporate Operations. Prior to Reneo, he served as Vice President, Corporate Operations at Novus Therapeutics and held positions of increasing responsibility at Avanir Pharmaceuticals.

ABOUT PROCESSA PHARMACEUTICALS

Processa Pharmaceuticals is a clinical-stage pharmaceutical company advancing differentiated therapeutic programs for immunological and inflammatory (I&I) diseases through a disciplined, science-driven development strategy. Following the acquisition of Vidya Therapeutics, Processa’s lead program is VT-7208, a potentially best-in-class oral Bruton’s tyrosine kinase inhibitor (BTKi) therapy designed to improve on efficacy and safety of earlier-generation BTKi programs. Processa is developing VT-7208 in food allergy, chronic spontaneous urticaria (CSU), relapsing multiple sclerosis (RMS) and exploring additional immune-mediated diseases. Processa’s second program is a potentially best-in-class, preclinical oral neonatal Fc receptor (FcRn) antagonist being explored for treatment of immune-mediated diseases.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, concerning Processa, Vidya, the concurrent private placement financing and the acquisition of Vidya by Processa (the “Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to the company’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Company's plans to develop VT-7208 across multiple immune-mediated diseases, and the results of any such development; the potential therapeutic profile and commercial opportunity of VT-7208; the Company's plans to expand its pipeline; the best-in-class potential of VT-7208 and the preclinical oral neonatal Fc receptor antagonist being developed by the company; and the Company's ability to move quickly, execute with discipline and capitalize on its opportunities. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “aim,” “strategy,” “target,” “seek,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the company or the Transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: the Company's ability to realize the anticipated benefits of the Transactions; the Company's ability to integrate Vidya's operations and to retain its new executive officers and other key personnel; the Company's ability to advance VT-7208 into and through clinical development, and uncertainty regarding the timing and results of clinical trials; the risk that VT-7208 may not demonstrate safety or efficacy in any immune-mediated indication; competition from approved and investigational BTK inhibitors and other immunology therapies; the Company's ability to obtain, maintain and enforce intellectual property rights covering VT-7208; the Company's need for additional capital; and the risks and uncertainties described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 18, 2026, its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2026, and its other filings with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of the company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. The company does not undertake or accept any duty to release publicly any updates or revisions to any forward-looking statements. This press release does not purport to summarize all of the conditions, risks and other attributes of an investment in the company.

CONTACTS

Investors
Priyanka Shah
Elephant Head Communications
pshah@elephantheadcommunicationsllc.com

Media
Ryan Flinn
The Grace Group
ryan@gracegroup.us